Exhibit 10.19

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

VACANT LAND PURCHASE AND SALE AGREEMENT SPECIFIC TERMS

1.	Date:	August 3, 2017	MLS No.:	NA	Offer Expiration Date:	August 4, 2017

2.	Buyer:	ANTCREEK, LLC	NA

3.	Seller:	BLACKHAWK DEVELOPMENT INC

4.	Property: Legal Description attached as Exhibit A. Tax Parcel No(s).:	PP 93700000002	,	,	,

BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802
Address City State ZIP
See counter offer addendum

5.	Purchase Price:	$	XXXXXXXXXX	Dollars

6.	Earnest Money:	$	[***]	☐	Check;	☒	Note;	☐	Other	(held by	☐	Selling Firm;	☒	Closing Agent)

7.	Default: (check only one) ☐ Forfeiture of Earnest Money; ☒ Seller’s Election of Remedies

8.	Title Insurance Company:	First American Title

9.	Closing Agent:	First American Title	[***]

10.	Closing Date:	October 2, 2017	;	Possession Date: ☒	on Closing; ☐	Other

11.  Services of Closing Agent for Payment of Utilities: ☐ Requested (attach NWMLS Form 22K); ☒ Waived

12.	Charges/Assessments Levied Before but Due After Closing: ☐ assumed by Buyer; ☒ prepaid in full by Seller at Closing

13.	Seller Citizenship (FIRPTA): Seller ☐ is; ☒ is not a foreign person for purposes of U.S. income taxation

14.	Subdivision: The Property ☒ must be subdivided before September 22, 2017 ; ☐ is not required to be subdivided

15.	Feasibility Contingency Expiration Date: ☒	30	days after mutual acceptance; ☐	Other

16.	Agency Disclosure:	Selling Broker represents:	☒ Buyer;	☐ Seller;	☐ both parties;	☐ neither party
		Listing Broker represents:	☐ Seller;	☐ both parties

17.	Addenda: 22ef, 23t, 31, 89, Form 17/Sellers Disclosure, Proposed Plat Map Exhibit A by Blackhawk Development Inc.

/s/ Xiaojing Guo		8/3/2017	/s/ Ryan Vickery		8/4/2017
ANTCREEK, LLC		Date	BLACKHAWK DEVELOPMENT INC		Date
Buyer's Signature 251 High Street Suite B		Date	Seller's Signature 1300 S Webb Pl		Date
Buyer's Address Palo Alto, CA 94301			Seller's Address East Wenatchee, WA 98802-9396
City, State, Zip [***]			City, State, Zip [***]
Phone No. [***]		Fax No.	Phone No. [***]		Fax No.
Buyer's E-mail Address [***]		[***]	Seller's E-mail Address NA
Selling Firm		MLS Office No.	Listing Firm		MLS Office No.
[***]		[***]	NA
Selling Broker (Print) [***]	[***]	MLS LAG No. [***]	Listing Broker (Print)		MLS LAG No.
Firm Phone No.	Broker Phone No.	Firm Fax No.	Firm Phone No.	Broker Phone No.	Firm Fax No.
[***]
Selling Firm Document E-mail Address [***]			Listing Firm Document E-mail Address
Selling Broker's E-mail Address [***]		[***]	Listing Broker's E-mail Address
Selling Broker DOL License No.		Selling Firm DOL License No.	Listing Broker DOL License No.	Listing Firm DOL License No.

VACANT LAND PURCHASE AND SALE AGREEMENT

GENERAL TERMS

Continued

a.	Purchase Price. Buyer shall pay to Seller the Purchase Price, including the Earnest Money, in cash at Closing, unless otherwise specified in this Agreement. Buyer represents that Buyer has sufficient funds to close this sale in accordance with this Agreement and is not relying on any contingent source of funds, including funds from loans, the sale of other property, gifts, retirement, or future earnings, except to the extent otherwise specified in this Agreement.

b.	Earnest Money. Buyer shall deliver the Earnest Money within 2 days after mutual acceptance to Selling Broker or to Closing Agent. If Buyer delivers the Earnest Money to Selling Broker, Selling Broker will deposit any check to be held by Selling Firm, or deliver any Earnest Money to be held by Closing Agent, within 3 days of receipt or mutual acceptance, whichever occurs later. If the Earnest Money is held by Selling Firm and is over $10,000.00 it shall be deposited into an interest bearing trust account in Selling Firm’s name provided that Buyer completes an IRS Form W-9. Interest, if any, after deduction of bank charges and fees, will be paid to Buyer. Buyer shall reimburse Selling Firm for bank charges and fees in excess of the interest earned, if any. If the Earnest Money held by Selling Firm is over $10,000.00 Buyer has the option to require Selling Firm to deposit the Earnest Money into the Housing Trust Fund Account, with the interest paid to the State Treasurer, if both Seller and Buyer so agree in writing. If the Buyer does not complete an IRS Form W-9 before Selling Firm must deposit the Earnest Money or the Earnest Money is $10,000.00 or less, the Earnest Money shall be deposited into the Housing Trust Fund Account. Selling Firm may transfer the Earnest Money to Closing Agent at Closing. If all or part of the Earnest Money is to be refunded to Buyer and any such costs remain unpaid, the Selling Firm or Closing Agent may deduct and pay them therefrom. The parties instruct Closing Agent to provide written verification of receipt of the Earnest Money and notice of dishonor of any check to the parties and Brokers at the addresses and/or fax numbers provided herein.

Upon termination of this Agreement, a party or the Closing Agent may deliver a form authorizing the release of Earnest Money to the other party or the parties. The party(s) shall execute such form and deliver the same to the Closing Agent. If either party fails to execute the release form, a party may make a written demand to the Closing Agent for the Earnest Money. Pursuant to RCW 64.04, Closing Agent shall deliver notice of the demand to the other party within 15 days. If the other party does not object to the demand within 20 days of Closing Agent’s notice, Closing Agent shall disburse the Earnest Money to the party making the demand within 10 days of the expiration of the 20 day period. If Closing Agent timely receives an objection or an inconsistent demand from the other party, Closing Agent shall commence an interpleader action within 60 days of such objection or inconsistent demand, unless the parties provide subsequent consistent instructions to Closing Agent to disburse the earnest money or refrain from commencing an interpleader action for a specified period of time. Pursuant to RCW 4.28.080, the parties consent to service of the summons and complaint for an interpleader action by first class mail, postage prepaid at the party’s usual mailing address or the address identified in this Agreement. If the Closing Agent complies with the preceding process, each party shall be deemed to have released Closing Agent from any and all claims or liability related to the disbursal of the Earnest Money. If either party fails to authorize the release of the Earnest Money to the other party when required to do so under this Agreement, that party shall be in breach of this Agreement. For the purposes of this section, the term Closing Agent includes a Selling Firm holding the Earnest Money. The parties authorize the party commencing an interpleader action to deduct up to $500.00 for the costs thereof.

c.	Condition of Title. Unless otherwise specified in this Agreement, title to the Property shall be marketable at Closing. The following shall not cause the title to be unmarketable: rights, reservations, covenants, conditions and restrictions, presently of record and general to the area; easements and encroachments, not materially affecting the value of or unduly interfering with Buyer’s reasonable use of the Property; and reserved oil and/or mining rights. Monetary encumbrances or liens not assumed by Buyer, shall be paid or discharged by Seller on or before Closing. Title shall be conveyed by a Statutory Warranty Deed. If this Agreement is for conveyance of a buyer’s interest in a Real Estate Contract, the Statutory Warranty Deed shall include a buyer’s assignment of the contract sufficient to convey after acquired title. If the Property has been short platted, the Short Plat number is in the Legal Description.

d.	Title Insurance. Seller authorizes Buyer’s lender or Closing Agent, at Seller’s expense, to apply for the then-current ALTA form of standard form owner’s policy of title insurance from the Title Insurance Company. If Seller previously received a preliminary commitment from a Title Insurance Company that Buyer declines to use, Buyer shall pay any cancellation fees owing to the original Title Insurance Company. Otherwise, the party applying for title insurance shall pay any title cancellation fee, in the event such a fee is assessed. The Title Insurance Company shall send a copy of the preliminary commitment to Seller, Listing Broker, Buyer and Selling Broker. The preliminary commitment, and the title policy to be issued, shall contain no exceptions other than the General Exclusions and Exceptions in said standard form and Special Exceptions consistent with the Condition of Title herein provided. If title cannot be made so insurable prior to the Closing Date, then as Buyer’s sole and exclusive remedy, the Earnest Money shall, unless Buyer elects to waive such defects or encumbrances, be refunded to the Buyer, less any unpaid costs described in the Agreement, and this Agreement shall thereupon be terminated. Buyer shall have no right to specific performance or damages as a consequence of Seller’s inability to provide insurable title.

e.	Closing and Possession. This sale shall be closed by the Closing Agent on the Closing Date. “Closing” means the date on which all documents are recorded and the sale proceeds are available to Seller. If the Closing Date falls on a Saturday, Sunday, legal holiday as defined in RCW 1.16.050, or day when the county recording office is closed, the Closing Agent shall close the transaction on the next day that is not a Saturday, Sunday, legal holiday, or day when the county recording office is closed. Buyer shall be entitled to possession at 9:00 p.m. on the Possession Date. Seller shall maintain the Property in its present condition, normal wear and tear excepted, until the Buyer is entitled to possession. Buyer reserves the right to walk through the Property within 5 days of Closing to verify that Seller has maintained the Property as required by this paragraph. Seller shall not enter into or modify existing leases or rental agreements, service contracts, or other agreements affecting the Property which have terms extending beyond Closing without first obtaining Buyer’s consent, which shall not be unreasonably withheld.

GENERAL TERMS

Continued

f.	Section 1031 Like-Kind Exchange. If either Buyer or Seller intends for this transaction to be a part of a Section 1031 like-kind exchange, then the other party shall cooperate in the completion of the like-kind exchange so long as the cooperating party incurs no additional liability in doing so, and so long as any expenses (including attorneys' fees and costs) incurred by the cooperating party that are related only to the exchange are paid or reimbursed to the cooperating party at or prior to Closing. Notwithstanding the Assignment paragraph of this Agreement, any party completing a Section 1031 like-kind exchange may assign this Agreement to its qualified intermediary or any entity set up for the purposes of completing a reverse exchange.

g.	Closing Costs and Prorations and Charges and Assessments. Seller and Buyer shall each pay one-half of the escrow fee unless otherwise required by applicable FHA or VA regulations. Taxes for the current year, rent, interest, and lienable homeowner’s association dues shall be prorated as of Closing. Buyer shall pay Buyer’s loan costs, including credit report, appraisal charge and lender’s title insurance, unless provided otherwise in this Agreement. If any payments are delinquent on encumbrances which will remain after Closing, Closing Agent is instructed to pay such delinquencies at Closing from money due, or to be paid by, Seller. Buyer shall pay for remaining fuel in the fuel tank if, prior to Closing, Seller obtains a written statement from the supplier as to the quantity and current price and provides such statement to the Closing Agent. Seller shall pay all utility charges, including unbilled charges. Unless waived in Specific Term No. 11, Seller and Buyer request the services of Closing Agent in disbursing funds necessary to satisfy unpaid utility charges in accordance with RCW 60.80 and Seller shall provide the names and addresses of all utilities providing service to the Property and having lien rights (attach NWMLS Form 22K Identification of Utilities or equivalent).

Buyer is advised to verify the existence and amount of any local improvement district, capacity or impact charges or other assessments that may be charged against the Property before or after Closing. Seller will pay such charges that are or become due on or before Closing. Charges levied before Closing, but becoming due after Closing shall be paid as agreed in Specific Term No.12.

h.	Sale Information. Listing Broker and Selling Broker are authorized to report this Agreement (including price and all terms) to the Multiple Listing Service that published it and to its members, financing institutions, appraisers, and anyone else related to this sale. Buyer and Seller expressly authorize all Closing Agents, appraisers, title insurance companies, and others related to this Sale, to furnish the Listing Broker and/or Selling Broker, on request, any and all information and copies of documents concerning this sale.

i.	Seller Citizenship and FIRPTA. Seller warrants that the identification of Seller’s citizenship status for purposes of U.S. income taxation in Specific Term No. 13 is correct. Seller shall execute a certification (NWMLS Form 22E or equivalent) under the Foreign Investment In Real Property Tax Act (“FIRPTA”) at Closing and provide the certification to the Closing Agent. If Seller is a foreign person for purposes of U.S. income taxation, and this transaction is not otherwise exempt from FIRPTA, Closing Agent is instructed to withhold and pay the required amount to the Internal Revenue Service.

j.	Notices and Delivery of Documents. Any notice related to this Agreement (including revocations of offers or counteroffers) must be in writing. Notices to Seller must be signed by at least one Buyer and shall be deemed delivered only when the notice is received by Seller, by Listing Broker, or at the licensed office of Listing Broker. Notices to Buyer must be signed by at least one Seller and shall be deemed delivered only when the notice is received by Buyer, by Selling Broker, or at the licensed office of Selling Broker. Documents related to this Agreement, such as NWMLS Form 17C, Information on Lead-Based Paint and Lead-Based Paint Hazards, Public Offering Statement or Resale Certificate, and all other documents shall be delivered pursuant to this paragraph. Buyer and Seller must keep Selling Broker and Listing Broker advised of their whereabouts in order to receive prompt notification of receipt of a notice.

Facsimile transmission of any notice or document shall constitute delivery. E-mail transmission of any notice or document (or a direct link to such notice or document) shall constitute delivery when: (i) the e-mail is sent to both Selling Broker and Selling Firm or both Listing Broker and Listing Firm at the e-mail addresses specified on page one of this Agreement; or (ii) Selling Broker or Listing Broker provide written acknowledgment of receipt of the e-mail (an automatic e-mail reply does not constitute written acknowledgment). At the request of either party, or the Closing Agent, the parties will confirm facsimile or e-mail transmitted signatures by signing an original document.

k.	Computation of Time. Unless otherwise specified in this Agreement, any period of time measured in days and stated in this Agreement shall start on the day following the event commencing the period and shall expire at 9:00 p.m. of the last calendar day of the specified period of time. Except for the Possession Date, if the last day is a Saturday, Sunday or legal holiday as defined in RCW 1.16.050, the specified period of time shall expire on the next day that is not a Saturday, Sunday or legal holiday. Any specified period of 5 days or less, except for any time period relating to the Possesion Date, shall not include Saturdays, Sundays or legal holidays. If the parties agree that an event will occur on a specific calendar date, the event shall occur on that date, except for the Closing Date, which, if it falls on a Saturday, Sunday, legal holiday as defined in RCW 1.16.050, or day when the county recording office is closed, shall occur on the next day that is not a Saturday, Sunday, legal holiday, or day when the county recording office is closed. If the parties agree upon and attach a legal description after this Agreement is signed by the offeree and delivered to the offeror, then for the purposes of computing time, mutual acceptance shall be deemed to be on the date of delivery of an accepted offer or counteroffer to the offeror, rather than on the date the legal description is attached. Time is of the essence of this Agreement.

VACANT LAND PURCHASE AND SALE AGREEMENT

GENERAL TERMS

Continued

l.	Integration and Electronic Signatures. This Agreement constitutes the entire understanding between the parties and supersedes all prior or contemporaneous understandings and representations. No modification of this Agreement shall be effective unless agreed in writing and signed by Buyer and Seller. The parties acknowledge that a signature in electronic form has the same legal effect and validity as a handwritten signature.

m.	Assignment. Buyer may not assign this Agreement, or Buyer’s rights hereunder, without Seller’s prior written consent, unless the parties indicate that assignment is permitted by the addition of “and/or assigns” on the line identifying the Buyer on the first page of this Agreement.

n.	Default. In the event Buyer fails, without legal excuse, to complete the purchase of the Property, then the following provision, as identified in Specific Term No. 7, shall apply:

i.	Forfeiture of Earnest Money. That portion of the Earnest Money that does not exceed five percent (5%) of the Purchase Price shall be forfeited to the Seller as the sole and exclusive remedy available to Seller for such failure.

ii.	Seller’s Election of Remedies. Seller may, at Seller’s option, (a) keep the Earnest Money as liquidated damages as the sole and exclusive remedy available to Seller for such failure, (b) bring suit against Buyer for Seller’s actual damages, (c) bring suit to specifically enforce this Agreement and recover any incidental damages, or (d) pursue any other rights or remedies available at law or equity.

o.	Professional Advice and Attorneys' Fees. Buyer and Seller are advised to seek the counsel of an attorney and a certified public accountant to review the terms of this Agreement. Buyer and Seller shall pay their own fees incurred for such review. However, if Buyer or Seller institutes suit against the other concerning this Agreement the prevailing party is entitled to reasonable attorneys’ fees and expenses.

p.	Offer. Buyer shall purchase the Property under the terms and conditions of this Agreement. Seller shall have until 9:00 p.m. on the Offer Expiration Date to accept this offer, unless sooner withdrawn. Acceptance shall not be effective until a signed copy is received by Buyer, by Selling Broker or at the licensed office of Selling Broker. If this offer is not so accepted, it shall lapse and any Earnest Money shall be refunded to Buyer.

q.	Counteroffer. Any change in the terms presented in an offer or counteroffer, other than the insertion of or change to Seller’s name and Seller’s warranty of citizenship status, shall be considered a counteroffer. If a party makes a counteroffer, then the other party shall have until 9:00 p.m. on the counteroffer expiration date to accept that counteroffer, unless sooner withdrawn. Acceptance shall not be effective until a signed copy is received by the other party, the other party’s broker, or at the licensed office of the other party’s broker. If the counteroffer is not so accepted, it shall lapse and any Earnest Money shall be refunded to Buyer.

r.	Offer and Counteroffer Expiration Date. If no expiration date is specified for an offer/counteroffer, the offer/counteroffer shall expire 2 days after the offer/counteroffer is delivered by the party making the offer/counteroffer, unless sooner withdrawn.

s.	Agency Disclosure. Selling Firm, Selling Firm’s Designated Broker, Selling Broker’s Branch Manager (if any) and Selling Broker’s Managing Broker (if any) represent the same party that Selling Broker represents. Listing Firm, Listing Firm’s Designated Broker, Listing Broker’s Branch Manager (if any), and Listing Broker’s Managing Broker (if any) represent the same party that the Listing Broker represents. If Selling Broker and Listing Broker are different persons affiliated with the same Firm, then both Buyer and Seller confirm their consent to Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. If Selling Broker and Listing Broker are the same person representing both parties then both Buyer and Seller confirm their consent to that person and his/her Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. All parties acknowledge receipt of the pamphlet entitled “The Law of Real Estate Agency.”

t.	Commission. Seller and Buyer shall pay a commission in accordance with any listing or commission agreement to 168 which they are a party. The Listing Firm’s commission shall be apportioned between Listing Firm and Selling Firm as 169 specified in the listing. Seller and Buyer hereby consent to Listing Firm or Selling Firm receiving compensation from more than one party. Seller and Buyer hereby assign to Listing Firm and Selling Firm, as applicable, a portion of their funds in escrow equal to such commission(s) and irrevocably instruct the Closing Agent to disburse the commission(s) directly to the Firm(s). In any action by Listing or Selling Firm to enforce this paragraph, the prevailing party is entitled to court costs and reasonable attorneys’ fees. Seller and Buyer agree that the Firms are intended third party beneficiaries under this Agreement.

Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date
/s/ JG	8/3/2017			/s/ RV	8/4/2017

Jeff Stearns - Land

VACANT LAND PURCHASE AND SALE AGREEMENT

GENERAL TERMS

Continued

u.	Feasibility Contingency. It is the Buyer’s responsibility to verify before the Feasibility Contingency Expiration Date identified in Specific Term No.15 whether or not the Property can be platted, developed and/or built on (now or in the future) and what it will cost to do this. Buyer should not rely on any oral statements concerning this made by the Seller, Listing Broker or Selling Broker. Buyer should inquire at the city or county, and water, sewer or other special districts in which the Property is located. Buyer’s inquiry should include, but not be limited to: building or development moratoriums applicable to or being considered for the Property; any special building requirements, including setbacks, height limits or restrictions on where buildings may be constructed on the Property; whether the Property is affected by a flood zone, wetlands, shorelands or other environmentally sensitive area; road, school, fire and any other growth mitigation or impact fees that must be paid; the procedure and length of time necessary to obtain plat approval and/or a building permit; sufficient water, sewer and utility and any service connection charges; and all other charges that must be paid. Buyer and Buyer’s agents, representatives, consultants, architects and engineers shall have the right, from time to time during and after the feasibility contingency, to enter onto the Property and to conduct any tests or studies that Buyer may need to ascertain the condition and suitability of the Property for Buyer’s intended purpose. Buyer shall restore the Property and all improvements on the Property to the same condition they were in prior to the inspection. Buyer shall be responsible for all damages resulting from any inspection of the Property performed on Buyer’s behalf. If the Buyer does not give notice to the contrary on or before the Feasibility Contingency Expiration Date identified in Specific Term No. 15, it shall be conclusively deemed that Buyer is satisfied as to development and/or construction feasibility and cost. If Buyer gives notice this Agreement shall terminate and the Earnest Money shall be refunded to Buyer, less any unpaid costs.

Seller shall cooperate with Buyer in obtaining permits or other approvals Buyer may reasonably require for Buyer’s intended use of the Property; provided that Seller shall not be required to incur any liability or expenses in doing so.

v.	Subdivision. If the Property must be subdivided, Seller represents that there has been preliminary plat approval for the Property and this Agreement is conditioned on the recording of the final plat containing the Property on or before the date specified in Specific Term No. 14. If the final plat is not recorded by such date, this Agreement shall terminate and the Earnest Money shall be refunded to Buyer.

w.	Information Verification Period. Buyer shall have 10 days after mutual acceptance to verify all information provided from Seller or Listing Firm related to the Property. This contingency shall be deemed satisfied unless Buyer gives notice identifying the materially inaccurate information within 10 days of mutual acceptance. If Buyer gives timely notice under this section, then this Agreement shall terminate and the Earnest Money shall be refunded to Buyer.

x.	Property Condition Disclaimer. Buyer and Seller agree, that except as provided in this Agreement, all representations and information regarding the Property and the transaction are solely from the Seller or Buyer, and not from any Broker. The parties acknowledge that the Brokers are not responsible for assuring that the parties perform their obligations under this Agreement and that none of the Brokers has agreed to independently investigate or confirm any matter related to this transaction except as stated in this Agreement, or in a separate writing signed by such Broker. In addition, Brokers do not guarantee the value, quality or condition of the Property and some properties may contain building materials, including siding, roofing, ceiling, insulation, electrical, and plumbing, that have been the subject of lawsuits and/or governmental inquiry because of possible defects or health hazards. Some properties may have other defects arising after construction, such as drainage, leakage, pest, rot and mold problems. Brokers do not have the expertise to identify or assess defective products, materials, or conditions. Buyer is urged to use due diligence to inspect the Property to Buyer’s satisfaction and to retain inspectors qualified to identify the presence of defective materials and evaluate the condition of the Property as there may be defects that may only be revealed by careful inspection. Buyer is advised to investigate whether there is a sufficient water supply to meet Buyer’s needs. Buyer is advised to investigate the cost of insurance for the Property, including, but not limited to homeowner’s, flood, earthquake, landslide, and other available coverage. Brokers may assist the parties with locating and selecting third party service providers, such as inspectors or contractors, but Brokers cannot guarantee or be responsible for the services provided by those third parties. The parties shall exercise their own judgment and due diligence regarding third-party service providers.

Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date
/s/ JG	8/3/2017			/s/ RV	8/4/2017

Jeff Stearns - Land

ADDENDUM/AMENDMENT TO PURCHASE AND SALE AGREEMENT

The following is part of the Purchase and Sale Agreement dated                          August 3, 2017                          between                                        ANTCREEK, LLC                                        ("Buyer") and                                     BLACKHAWK DEVELOPMENT INC                                     ("Seller") concerning      BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802      (the "Property").

IT IS AGREED BETWEEN THE SELLER AND BUYER AS FOLLOWS:

Closing subject to Boundary Line Adjustment of parent parcel. Buyer to agree to layout of boundary line adjustment during feasibility addendum period.

Seller to install vault and conduit enabling power infrastructure to the site prior to closing.

Reference Exhibit "A" attached site map sent by Jeff Moser to buyer. The subject property shall measure 3 acres in size upon closing. 3 acres at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Refer to counter offer addendum.

Buyer shall option for XXXXXXX days from mutual acceptance for an additional adjoining 2 acres at $XXXXXX per foot, rounded up to $XXXXXXXXXX price for the 2 acres. Closing shall be the same as 3 acres as part of this purchase and sale agreement.

Closing to be on or before October 2nd, 2017.

Seller to fill out "Form 17 Sellers Disclosure" within 2 days of mutual acceptance.

Seller to pay Selling Brokerage, Homes and Equity R.E. Group a sales commission of 2% of total land sale at closing.

ALL OTHER TERMS AND CONDITIONS of said Agreement remain unchanged.

Initials: BUYER:	/s/ JG	Date:	8/3/2017	SELLER:	/s/ RV	Date:	8/4/2017

BUYER:	Date:	SELLER:	Date:

FEASIBILITY CONTINGENCY ADDENDUM

The following is part of the Purchase and Sale Agreement dated                          August 3, 2017                          between                                        ANTCREEK, LLC                                        ("Buyer") and                                     BLACKHAWK DEVELOPMENT INC                                     ("Seller") concerning      BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802      (the "Property").

Feasibility Contingency. Buyer shall verify within      30      days (10 days, if not filled in) after mutual acceptance (the “Feasibility Contingency Expiration Date”) the suitability of the Property for Buyer's intended purpose including, but not limited to, whether the Property can be platted, developed and/or built on (now or in the future) and what it will cost to do this. This Feasibility Contingency SHALL CONCLUSIVELY BE DEEMED WAIVED unless Buyer gives notice of disapproval on or before the Feasibility Contingency Expiration Date. If Buyer gives a timely notice of disapproval, then this Agreement shall terminate and the Earnest Money shall be refunded to Buyer. Buyer should not rely on any oral statements concerning feasibility made by the Seller, Listing Broker or Selling Broker. Buyer should inquire at the city or county, and water, sewer or other special districts in which the Property is located. Buyer’s inquiry shall include, but not be limited to: building or development moratoria applicable to or being considered for the Property; any special building requirements, including setbacks, height limits or restrictions on where buildings may be constructed on the Property; whether the Property is affected by a flood zone, wetlands, shorelands or other environmentally sensitive area; road, school, fire and any other growth mitigation or impact fees that must be paid; the procedure and length of time necessary to obtain plat approval and/or a building permit; sufficient water, sewer and utility and any services connection charges; and all other charges that must be paid.

Buyer and Buyer’s agents, representatives, consultants, architects and engineers shall have the right, from time to time during the feasibility contingency, to enter onto the Property and to conduct any tests or studies that Buyer may need to ascertain the condition and suitability of the Property for Buyer’s intended purpose. Buyer shall restore the Property and all improvements on the Property to the same condition they were in prior to the inspection. Buyer shall be responsible for all damages resulting from any inspection of the Property performed on Buyer’s behalf.

☐ AGREEMENT TERMINATED IF NOTICE OF SATISFACTION NOT TIMELY PROVIDED. If checked, this Agreement shall terminate and Buyer shall receive a refund of the Earnest Money unless Buyer gives notice to Seller on or before the Feasibility Contingency Expiration Date that the Property is suitable for Buyer’s intended purpose.

Initials: BUYER:	/s/ JG	Date:	8/3/2017	SELLER:	/s/ RV	Date:	8/4/2017

BUYER:	Date:	SELLER:	Date:

EARNEST MONEY PROMISSORY NOTE

$ [***]                             BLA of Parent Parcel 93700000002 East Wenatchee                  , Washington

FOR VALUE RECEIVED,          ANTCREEK, LLC           ("Buyer") agree(s) to pay to the order of      First American Title      (Selling Firm or Closing Agent) the sum of                         [***]                         Dollars ($ [***]                            ), as follows:

☒	within 3 days following mutual acceptance of the Purchase and Sale Agreement.

☐ *	.

This Note is evidence of the obligation to pay Earnest Money under a real estate Purchase and Sale Agreement between the Buyer and           BLACKHAWK DEVELOPMENT INC           ("Seller") dated           August 3, 2017          . Buyer's failure to pay the Earnest Money strictly as above shall constitute default on said Purchase and Sale Agreement as well as on this Note.

If this Note shall be placed in the hands of an attorney for collection, or if suit shall be brought to collect any of the balance due on this Note, the Buyer promises to pay reasonable attorneys’ fees, and all court and collection costs.

Date: July 31, 2017

BUYER	/s/ Xiaojing Guo
ANTCREEK, LLC

BUYER

* "On closing" or similar language is not recommended. Use a definite date.

RECEIPT FOR EARNEST MONEY

This Receipt is for Earnest Money received as part of the Purchase and Sale Agreement dated	08/03/2017

between	ANTCREEK, LLC	("Buyer")

and	BLACKHAWK DEVELOPMENT INC	("Seller")

concerning	BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802	(the "Property").

On                XXXXXXXXXXXXX                 , the undersigned received earnest money from Buyer in the amount of $ 10,000.00                     by ☒ personal check  ☐ cashier's check  ☐ promissory note  ☐ cash other (                                                                             ).

Jeff Hallman
Print Name

Agent509 | Homes & Equity RE Group
Firm (Company)

/s/ Jeff Hallman
Signature Jeff Hallman

☒ Selling Broker

☐ Closing Agent

☐ Other

NOTE: If the Earnest Money is cash, you must deposit it or deliver it not later than the first banking day following receipt, regardless of the terms of the Purchase and Sale Agreement.

EVIDENCE OF FUNDS ADDENDUM

TO PURCHASE & SALE AGREEMENT

The following is part of the Purchase and Sale agreement dated                          August 3, 2017                          between                                        ANTCREEK, LLC                                        ("Buyer") and                                     BLACKHAWK DEVELOPMENT INC                                     ("Seller") concerning      BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802      ("the Property").

1.	DEFINITIONS.

a.	"Evidence" means document(s) from a financial institution(s) in the United States showing that Buyer has sufficient cash or cash equivalent in United States funds.

b.	"Non-Contingent Funds" means funds that Buyer currently has in its possession and for which there is no contingency, such as financing (NWMLS Form 22A or equivalent), sale of Buyer's property (NWMLS Form 22B or equivalent), or pending sale of Buyer’s property (NWMLS Form 22Q or equivalent).

c.	“Contingent Funds” means funds that Buyer does not currently have and expects to receive from another source prior to Closing, such as a loan, proceeds from the sale of other property or stock, retirement funds, foreign funds, a gift, or future earnings.

2.	☒	EVIDENCE OF NON-CONTINGENT FUNDS. Buyer is relying on Non-Contingent Funds for payment of the Purchase Price. Buyer shall provide Evidence to Seller of such funds within 7 days (3 days if not filled in) of mutual acceptance. Unless Buyer discloses other sources of funds for the payment of the Purchase Price, Buyer represents that the Non-Contingent Funds are sufficient to pay the Purchase Price. Buyer shall not use such Non-Contingent Funds for any purpose other than the purchase of the Property without Seller’s prior written consent. If Buyer fails to timely provide such Evidence, Seller may give notice terminating this Agreement any time before such Evidence is provided. Upon Seller’s notice of termination under this Addendum, the Earnest Money shall be refunded to Buyer.

3.	☐	DISCLOSURE OF SOURCES OF CONTINGENT FUNDS. Buyer is relying on the following Contingent Funds for the Purchase Price:

☐	Sale of the following property owned by Buyer

☐	Gift of $ from

☐	Funds not readily convertible to liquid United States funds (describe):

☐	Other (describe):

Buyer shall provide Evidence to Seller                  days (10 days if not filled in) prior to Closing that the funds relied upon in Section 3 have been received or are immediately available to Buyer. If Buyer fails to timely provide such Evidence, Seller may give notice terminating this Agreement any time before such Evidence is provided. Buyer shall provide Seller with additional information about such funds as may be reasonably requested by Seller from time to time. Upon Seller’s notice of termination under this Addendum, the Earnest Money shall be refunded to Buyer.

4.	BUYER DEFAULT. If Buyer fails to timely close because the Contingent Funds identified in Paragraph 3 are not available by Closing, Buyer shall be in default and Seller shall be entitled to remedies as provided for in the Agreement.

Initials: BUYER:	/s/ JG	DATE:	8/3/2017	SELLER:	/s/ RV	DATE:	8/4/2017

BUYER:	DATE:	SELLER:	DATE:

TITLE CONTINGENCY ADDENDUM TO
PURCHASE & SALE AGREEMENT

The following is part of the Purchase and Sale Agreement dated	August 3, 2017

between	ANTCREEK, LLC	("Buyer")
Buyer Buyer

and	BLACKHAWK DEVELOPMENT INC	("Seller")
Seller Seller

concerning	BLA of Parent Parcel 93700000002, East Wenatchee, WA 98802	(the "Property").
Address City State Zip

1.	Title Contingency. This Agreement is subject to Buyer's review of a preliminary commitment for title insurance, together with any easements, covenants, conditions and restrictions of record. Buyer shall have days (5 days if not filled in) from ☐ the date of Buyer’s receipt of the preliminary commitment for title insurance; or ☐ mutual acceptance (from the date of Buyer’s receipt, if neither box checked) to give notice of Buyer's disapproval of exceptions contained in the preliminary commitment.

Seller shall have                      days (5 days if not filled in) after Buyer's notice of disapproval to give Buyer notice that Seller will clear all disapproved exceptions. Seller shall have until the Closing Date to clear all disapproved exceptions.

If Seller does not give timely notice that Seller will clear all disapproved exceptions, Buyer may terminate this Agreement within 3 days after the deadline for Seller's notice. In the event Buyer elects to terminate the Agreement, the Earnest Money shall be returned to Buyer. If Buyer does not timely terminate the Agreement, Buyer shall be deemed to have waived all objections to title, which Seller did not agree to clear.

2.	Supplemental Title Reports. If supplemental title reports disclose new exception(s) to the title commitment, then the above time periods and procedures for notice, correction, and termination for those new exceptions shall apply to the date of Buyer's receipt of the supplemental title report. The Closing date shall be extended as necessary to accommodate the foregoing times for notices.

3.	Marketable Title. This Addendum does not relieve Seller of the obligation to provide marketable title at Closing as provided for in the Agreement.

/s/ JG	8/3/2017			/s/ RV	8/4/2017
Buyer's Initials	Date	Buyer's Initials	Date	Seller's Initials	Date	Seller's Initials	Date

SELLER DISCLOSURE STATEMENT
UNIMPROVED PROPERTY

SELLER:	BLACKHAWK DEVELOPMENT INC

To be used in transfers of unimproved residential real property, including property zoned for residential use that is not improved by one or more residential dwelling units, a residential condominium, a residential timeshare or a mobile or manufactured home. Unimproved residential real property does not include commercial real estate as defined in RCW 60.42.005 or property defined as "timber land" under RCW 84.34.020. See RCW Chapter 64.06 for further information.

INSTRUCTIONS TO THE SELLER

Please complete the following form. Do not leave any spaces blank. If the question clearly does not apply to the property check “NA.” If the answer is “yes” to any asterisked (*) item(s), please explain on attached sheets. Please refer to the line number(s) of the question(s) when you provide your explanation(s). For your protection you must date and initial each page of this disclosure statement and each attachment. Delivery of the disclosure statement must occur not later than five (5) business days, unless otherwise agreed, after mutual acceptance of a written purchase and sale agreement between Buyer and Seller.

NOTICE TO THE BUYER

THE FOLLOWING DISCLOSURES ARE MADE BY THE SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT                            BLA of Parent Parcel 93700000002                           , CITY                  East Wenatchee                 , STATE           WA          , ZIP           98802          , COUNTY                                                   (“THE PROPERTY”) OR AS  LEGALLY DESCRIBED ON THE ATTACHED EXHIBIT A.

SELLER MAKES THE FOLLOWING DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A PURCHASE AND SALE AGREEMENT.

THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PARTOFANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

SELLER ☐ IS/ ☐ IS NOT OCCUPYING THE PROPERTY.

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

I.	SELLER’S DISCLOSURES:

*If you answer “Yes” to a question with an asterisk (*), please explain your answer and attach documents, if available and not otherwise publicly recorded. If necessary, use an attached sheet.

1.	TITLE		YES	NO	DON'T KNOW	N/A

	A.	Do you have legal authority to sell the property? If no, please explain.	☐	☐	☐	☐

	*B.	Is title to the property subject to any of the following?	☐	☐	☐	☐

		(1) First right of refusal	☐	☐	☐	☐

		(2) Option	☐	☐	☐	☐

		(3) Lease or rental agreement	☐	☐	☐	☐

		(4) Life estate?	☐	☐	☐	☐

	*C.	Are there any encroachments, boundary agreements, or boundary disputes?	☐	☐	☐	☐

	*D.	Is there a private road or easement agreement for access to the property?	☐	☐	☐	☐

	*E.	Are there any rights-of-way, easements or access limitations that may affect the Buyer’s use of the property?	☐	☐	☐	☐

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

		YES	NO	DON'T KNOW	N/A

*F.	Are there any written agreements for joint maintenance of an easement or right-of-way?	☐	☐	☐	☐

*G.	Is there any study, survey project, or notice that would adversely affect the property?	☐	☐	☐	☐

*H.	Are there any pending or existing assessments against the property?	☐	☐	☐	☐

*I.	Are there any zoning violations, nonconforming uses, or any unusual restrictions on the property that would affect future construction or remodeling?	☐	☐	☐	☐

*J.	Is there a boundary survey for the property?	☐	☐	☐	☐

*K.	Are there any covenants, conditions, or restrictions recorded against the property?	☐	☐	☐	☐

PLEASE NOTE: Covenants, conditions, and restrictions which purport to forbid or restrict the conveyance, encumbrance, occupancy, or lease of real property to individuals based on race, creed, color, sex, national origin, familial status, or disability are void, unenforceable, and illegal. RCW 49.60.224.

2.	WATER

	A.	Household Water

		(1)	Does the property have potable water supply?		☐	☐	☐	☐

		(2)	If yes, the source of water for the property is: ☐ Private or publicly owned water system
☐ Private well serving only the property * ☐ Other water system

			*If shared, are there any written agreements?		☐	☐	☐	☐

		*(3)	Is there an easement (recorded or unrecorded) for access to and/or maintenance of the water source?		☐	☐	☐	☐

		*(4)	Are there any problems or repairs needed?		☐	☐	☐	☐

		(5)	Is there a connection or hook-up charge payable before the property can be connected to the water main?		☐	☐	☐	☐

		(6)	Have you obtained a certificate of water availability from the water purveyor serving the property? (If yes, please attach a copy.)		☐	☐	☐	☐

		(7)	Is there a water right permit, certificate, or claim associated with household water supply for the property? (If yes, please attach a copy.)		☐	☐	☐	☐

			(a)	If yes, has the water right permit, certificate, or claim been assigned, transferred, or changed?	☐	☐	☐	☐

			*(b)	If yes, has all or any portion of the water right not been used for five or more successive years?	☐	☐	☐	☐

			(c)	If no or don’t know, is the water withdrawn from the water source less than 5,000 gallons a day?	☐	☐	☐	☐

		*(8)	Are there any defects in the operation of the water system (e.g. pipes, tank, pump, etc.)?		☐	☐	☐	☐

B.	Irrigation Water

		(1)	Are there any irrigation water rights for the property, such as a water right permit, certificate, or claim? (If yes, please attach a copy.)		☐	☐	☐	☐

			(a)	If yes, has all or any portion of the water right not been used for five or more successive years?	☐	☐	☐	☐

			(b)	If yes, has the water right permit, certificate, or claim been assigned, transferred, or changed?	☐	☐	☐	☐

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

YES	NO	DON'T KNOW	N/A

*(2)	Does the property receive irrigation water from a ditch company, irrigation district, or other entity?	☐	☐	☐	☐

If so, please identify the entity that supplies water to the property:

C.	Outdoor Sprinkler System

(1)	Is there an outdoor sprinkler system for the property?	☐	☐	☐	☐

*(2)	If yes, are there any defects in the system?	☐	☐	☐	☐

*(3)	If yes, is the sprinkler system connected to irrigation water?	☐	☐	☐	☐

3.	SEWER/SEPTIC SYSTEM

A.	The property is served by:

☐	Public sewer system

☐	On-site sewage system (including pipes, tanks, drainfields, and all other component parts)

☐	Other disposal system

    Please describe:

B.	Is the property subject to any sewage system fees or charges in addition to those covered in your regularly billed sewer or on-site sewage system maintenance service?	☐	☐	☐	☐

C.	If the property is connected to an on-site sewage system:	☐	☐	☐	☐

*(1)	Was a permit issued for its construction?	☐	☐	☐	☐

*(2)	Was it approved by the local health department or district following its construction?	☐	☐	☐	☐

(3)	Is the septic system a pressurized system?	☐	☐	☐	☐

(4)	Is the septic system a gravity system?	☐	☐	☐	☐

*(5)	Have there been any changes or repairs to the on-site sewage system?	☐	☐	☐	☐

(6)	Is the on-site sewage system, including the drainfield, located entirely within the boundaries of the property?	☐	☐	☐	☐

    If no, please explain:

*(7)	Does the on-site sewage system require monitoring and maintenance services more frequently than once a year?	☐	☐	☐	☐

4.	ELECTRICAL/GAS

A.	Is the property served by natural gas?	☐	☐	☐	☐

B.	Is there a connection charge for gas?	☐	☐	☐	☐

C.	Is the property served by electricity?	☐	☐	☐	☐

D.	Is there a connection charge for electricity?	☐	☐	☐	☐

*E.	Are there any electrical problems on the property?	☐	☐	☐	☐

5.	FLOODING

A.	Is the property located in a government designated flood zone or floodplain?	☐	☐	☐	☐

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

YES	NO	DON'T KNOW	N/A

6.	SOIL STABILITY

*A.	Are there any settlement, earth movement, slides, or similar soil problems on the property?	☐	☐	☐	☐

7.	ENVIRONMENTAL

*A.	Have there been any flooding, standing water, or drainage problems on the property that affect the property or access to the property?	☐	☐	☐	☐

*B.	Does any part of the property contain fill dirt, waste, or other fill material?	☐	☐	☐	☐

*C.	Is there any material damage to the property from fire, wind, floods, beach movements, earthquake, expansive soils, or landslides?	☐	☐	☐	☐

D.	Are there any shorelines, wetlands, floodplains, or critical areas on the property?	☐	☐	☐	☐

*E.	Are there any substances, materials, or products in or on the property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?	☐	☐	☐	☐

*F.	Has the property been used for commercial or industrial purposes?	☐	☐	☐	☐

*G.	Is there any soil or groundwater contamination?	☐	☐	☐	☐

*H.	Are there transmission poles or other electrical utility equipment installed, maintained, or buried on the property that do not provide utility service to the structures on the property?	☐	☐	☐	☐

*I.	Has the property been used as a legal or illegal dumping site?	☐	☐	☐	☐

*J.	Has the property been used as an illegal drug manufacturing site?	☐	☐	☐	☐

*K.	Are there any radio towers in the area that cause interference with cellular telephone reception?	☐	☐	☐	☐

as threatened or endangered by the government?

8.	HOMEOWNERS’ ASSOCIATION/COMMON INTERESTS

A.	Is there a homeowners’ association?	☐	☐	☐	☐

Name of Association and contact information for an officer, director, employee, or other authorized agent, if any, who may provide the association's financial statements, minutes, bylaws, fining policy, and other information that is not publicly available:

B.	Are there regular periodic assessments?	☐	☐	☐	☐

$                     per  ☐   month  ☐ year

☐ Other:

*C.	Are there any pending special assessments?	☐	☐	☐	☐

*D.	Are there any shared “common areas” or any joint maintenance agreements (facilities such as walls, fences, landscaping, pools, tennis courts, walkways, or other areas co-owned in undivided interest with others)?	☐	☐	☐	☐

9.	OTHER FACTS

*A.	Are there any disagreements, disputes, encroachments, or legal actions concerning the property?	☐	☐	☐	☐

*B.	Does the property have any plants or wildlife that are designated as species of concern, or listed as threatened or endangered by the government?	☐	☐	☐	☐

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

			YES	NO	DON'T KNOW	N/A

	*C.	Is the property classified or designated as forest land or open space?	☐	☐	☐	☐

	D.	Do you have a forest management plan? If yes, attach.	☐	☐	☐	☐

	*E.	Have any development-related permit applications been submitted to any government agencies?	☐	☐	☐	☐

If the answer to E is “yes,” what is the status or outcome of those applications?

	F	Is the property located within a city, county, or district or within a department of natural resources fire protection zone that provides fire protection services?	☐	☐	☐	☐

10.	FULL DISCLOSURE BY SELLERS

	A.	Other conditions or defects:
		*Are there any other existing material defects affecting the property that a prospective buyer should know about?	☐	☐	☐	☐

	B.	Verification
The foregoing answers and attached explanations (if any) are complete and correct to the best of Seller’s knowledge and

Seller has received a copy hereof. Seller agrees to defend, indemnify and hold real estate licensees harmless from and against any and all claims that the above information is inaccurate. Seller authorizes real estate licensees, if any, to deliver a copy of this disclosure statement to other real estate licensees and all prospective buyers of the property.

BLACKHAWK DEVELOPMENT INC

If the answer is “Yes” to any asterisked (*) items, please explain below (use additional sheets if necessary). Please refer to the line number(s) of the question(s).

SELLER DISCLOSURE STATEMENT

UNIMPROVED PROPERTY

(Continued)

II.	NOTICES TO THE BUYER

	1.	SEX OFFENDER REGISTRATION

INFORMATION REGARDING REGISTERED SEX OFFENDERS MAY BE OBTAINED FROM LOCAL LAW ENFORCEMENT AGENCIES THIS NOTICE IS INTENDED ONLY TO INFORM YOU OF WHERE TO OBTAIN THIS INFORMATION AND IS NOT AN INDICATION OF THE PRESENCE OF REGISTERED SEX OFFENDERS.

	2.	PROXIMITY TO FARMING

THIS NOTICE IS TO INFORM YOU THAT THE REAL PROPERTY YOU ARE CONSIDERING FOR PURCHASE MAY LIE IN CLOSE PROXIMITY TO A FARM. THE OPERATION OF A FARM INVOLVES USUAL AND CUSTOMARY AGRICULTURAL PRACTICES, WHICH ARE PROTECTED UNDER RCW 7.48.305, THE WASHINGTON RIGHT TO FARM ACT.

III.	BUYER’S ACKNOWLEDGEMENT

	1.	BUYER HEREBY ACKNOWLEDGES THAT:

		A.	Buyer has a duty to pay diligent attention to any material defects that are known to Buyer or can be known to Buyer by utilizing diligent attention and observation.

		B.	The disclosures set forth in this statement and in any amendments to this statement are made only by the Seller and not by any real estate licensee or other party.

		C.	Buyer acknowledges that, pursuant to RCW 64.06.050(2), real estate licensees are not liable for inaccurate information provided by Seller, except to the extent that real estate licensees know of such inaccurate information.

		D.	This information is for disclosure only and is not intended to be a part of the written agreement between the Buyer and Seller.

Buyer (which term includes all persons signing the “Buyer’s acceptance” portion of this disclosure statement below) has received a copy of this Disclosure Statement (including attachments, if any) bearing Seller’s signature(s).

DISCLOSURES CONTAINED IN THIS DISCLOSURE STATEMENT ARE PROVIDED BY SELLER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE. UNLESS BUYER AND SELLER OTHERWISE AGREE IN WRITING, BUYER SHALL HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENTOFRESCISSION TO SELLER OR SELLER’S AGENT. YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.

BUYER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT AND ACKNOWLEDGES THAT THE DISCLOSURES MADE HEREIN ARE THOSE OF THE SELLER ONLY, AND NOT OF ANY REAL ESTATE LICENSEE OR OTHER PARTY.

8/3/2017

/s/ ANTCREEK, LLC

2.	BUYER’S WAIVER OF RIGHT TO REVOKE OFFER

Buyer has read and reviewed the Seller’s responses to this Seller Disclosure Statement. Buyer approves this statement and waives Buyer’s right to revoke Buyer’s offer based on this disclosure.

8/3/2017

/s/ ANTCREEK, LLC

3.	BUYER’S WAIVER OF RIGHT TO RECEIVE COMPLETED SELLER DISCLOSURE STATEMENT

Buyer has been advised of Buyer's right to receive a completed Seller Disclosure Statement. Buyer waives that right. However, if the answer to any of the questions in the section entitled “Environmental” would be “yes,” Buyer may not waive the receipt of the “Environmental” section of the Seller Disclosure Statement.

8/3/2017

/s/ ANTCREEK, LLC